UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 31, 2024
Date of Report (Date of earliest event reported)

ICC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-681903	81-3359409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

225 20th Street, Rock Island, Illinois	61201
(Address of principal executive offices)	(Zip Code)

(309) 793-1700
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, par value $0.01 per share	ICCH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2024, ICC Holdings, Inc. (the “Company”) entered into Second Amendment to Merger Agreement (the “Amendment”), which amends the Agreement and Plan of Merger, dated as of June 8, 2024, as amended October 11, 2024 (the “Original Merger Agreement” and, as amended by the Amendment, the “Merger Agreement”), by and among Mutual Capital Holdings, Inc., Mutual Capital Merger Sub, Inc. and the Company. The Amendment extends the “Outside Date” (as defined in the Merger Agreement) from December 31, 2024 to January 31, 2025.

The foregoing description of the Original Merger Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 2.1, 2.2 and 2.3 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits:

2.1
Agreement and Plan of Merger, dated as of June 8, 2024, among Mutual Capital Holdings, Inc., Mutual Capital Merger Sub, Inc., and ICC Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 10, 2024).*

2.2
Amendment to Merger Agreement, dated as of October 11, 2024, among Mutual Capital Holdings, Inc., Mutual Capital Merger Sub, Inc. and ICC Holdings, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 16, 2024).

2.3	Second Amendment to Merger Agreement, dated as of December 31, 2024, among Mutual Capital Holdings, Inc., Mutual Capital Merger Sub, Inc. and ICC Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*  The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(a)(5) of Regulation S-K.  The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICC HOLDINGS, INC.

Dated: December 31, 2024

	By:	/s/Arron K. Sutherland
Arron K. Sutherland
President, Chief Executive Officer and Director